Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of July 17, 2017

to

CREDIT AGREEMENT

Dated as of December 12, 2016

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 17, 2017 by and among NetApp, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 12, 2016 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments under, and make certain amendments to, the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definition thereto in the appropriate alphabetical order:

““Amendment No. 1 Effective Date” means July 17, 2017.”

(b) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:

“The aggregate principal amount of the Commitments on the Amendment No. 1 Effective Date is $1,000,000,000.”

(c) Schedule 2.01A to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.01A attached hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders (including each existing Lender (if any) whose Commitment is increasing pursuant to the terms of this Amendment) and the Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Wilson Sonsini Goodrich & Rosati, P.C., special financing counsel for the Borrower and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, special securities counsel for the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Borrower, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsels to deliver such opinions.

(c) The Administrative Agent shall have received (i) a certificate signed by a Financial Officer of the Borrower certifying that, after giving effect to this Amendment, (A) the Borrower is in compliance (on a pro forma basis assuming the increased Commitments have been fully drawn as Revolving Loans) with the covenants contained in Section 6.05 of the Credit Agreement for the fiscal year ended April 28, 2017, (B) the representations and warranties of the Borrower set forth in the Credit Agreement (as amended by this Amendment) (other than the representations and warranties contained in Section 3.04(b) and Section 3.06(a)) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such certificate; except, in each case, to the extent such representation and warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, and (C) no Default or Event of Default has occurred and is continuing, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received (i) for the account of each Lender participating in the increase to the Commitments pursuant hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

(e) The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

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3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement (other than the representations and warranties set forth in Section 3.04(b) and Section 3.06(a)) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects), except, in each case, to the extent such representation and warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETAPP, INC.,
as the Borrower

By:	/s/ Jeffrey Bergmann
Name:	Jeffrey Bergmann
Title:	Vice President of Tax & Treasury

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as an Issuing Bank, as the Swingline Lender and as Administrative Agent

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender and as an Issuing Bank

By:	/s/ Janet Fung
Name:	Janet Fung
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender and as an Issuing Bank

By:	/s/ Jonake Bose
Name:	Jonake Bose
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Carmen-Christina Kelleher
Name:	Carmen-Christina Kelleher
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

BNP PARIBAS,
as a Lender

By:	/s/ Gregory R. Paul
Name:	Gregory R. Paul
Title:	Managing Director

By:	/s/ Liz Cheng
Name:	Liz Cheng
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 12, 2016

NetApp, Inc.

SCHEDULE 2.01A

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$170,000,000
BANK OF AMERICA, N.A.	$170,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$170,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$125,000,000
CITIBANK, N.A.	$125,000,000
GOLDMAN SACHS BANK USA	$60,000,000
MORGAN STANLEY BANK, N.A.	$60,000,000
STANDARD CHARTERED BANK	$60,000,000
BNP PARIBAS	$60,000,000
AGGREGATE COMMITMENT	$1,000,000,000